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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-35751, 333-88635 and 333-43834.

                                       /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
March 29, 2001